Triangle Petroleum and First Reserve CORPORATION
Announce MIDSTREAm and INFRASTRUCTURE JOINT VENTURE

Denver, CO and Greenwich, CT– October 1, 2012 – Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT:TPLM) today announced the formation of Caliber Midstream Partners, LP (“Caliber”), a joint venture with First Reserve Corporation’s Energy Infrastructure Fund (“FREIF”). First Reserve Corporation is a global energy-focused private equity and infrastructure investment firm. Caliber will be a midstream provider offering a full service pipeline solution to producers for oil, natural gas, flow back and produced water, and freshwater in the Williston Basin of North Dakota and Montana, one of the fastest growing oil basins in the U.S. in terms of production.

About Caliber Midstream Partners, LP

▪	Caliber is a newly-formed, Denver-based limited partnership which will focus on midstream and infrastructure opportunities in the Williston Basin of North Dakota and Montana
▪	Caliber will initially be capitalized with a total of $180mm of equity commitments ($150mm from FREIF, $30mm from Triangle)
▪	Caliber will focus its efforts on designing safe and reliable pipeline solutions for the water, oil and gas transportation and processing needs of its customers
▪	Construction is underway on a Phase 1 pipeline system in McKenzie County which will serve the needs of Triangle and other Caliber customers by reducing the cost of oil and gas drilling and completion operations as well as the environmental impact associated with those operations
▪	Caliber plans to expand its Phase 1 system in McKenzie County and to build new infrastructure in other counties of North Dakota and Montana as needed by its customers
▪	Caliber plans to begin transportation and processing operations in November 2012, with all business lines expected to be in service by August 2013
▪	At inception, Caliber will provide services to Triangle under a 15-year volume-based contract, and will also seek to add future third party volumes to its system

Anticipated Benefits of the Caliber System

▪	Caliber anticipates it will provide the following benefits to the customers of its system:
―	Integrated solution to water, oil and gas transportation and processing needs from one provider
―	Reduce the cost and environmental impact of trucking
―	Reduce or eliminate the emissions generated by the flaring of produced gas
―	Improve the efficiency of and reduce the cost of winter and spring operations

Governance and Economic Structure of Caliber Midstream, LP

▪	Caliber will be managed and governed by its General Partner, Caliber Midstream GP, LLC (“Caliber GP”)
▪	Both Triangle and FREIF will own a 50% non-economic stake in Caliber GP and will share governance equally
―	Neither Triangle nor FREIF can have its governance rights reduced based on future capital contributions to the partnership

▪	The Caliber GP Board has approved a $100mm Phase 1 cap-ex program. Future cap-ex subject to Board approval
▪	Caliber will initially issue 10,000,000 Class A units at a price of $10.00 per unit
―	Triangle has committed $30mm and will receive 3,000,000 units
―	FREIF has committed $150mm and will receive 7,000,000 units for its first $70mm of contributed capital
▪	Subsequent capital contributions by FREIF will result in new Class A units being issued at $10.00 per unit; once FREIF has contributed $150mm, it will hold 15,000,000 Class A units
―	Triangle has the right but not the obligation to participate in up to 50% of new Class A issuances at $10.00 per unit
▪	Upside to Triangle
―	In addition to receiving 3,000,000 Class A units, Triangle will receive the following securities in exchange for its $30mm commitment:
▪	4,000,000 Class A Trigger units convertible into Class A units subject to certain business performance metrics
▪	4,000,000 warrants with an exercise price of $14.69. The warrants have a 12-year life, contain a cashless exercise feature and standard provisions whereby the strike price is reduced by the amount of any per unit Class A distributions, subject to a $5.00 floor
▪	2,400,000 warrants with a strike price of $24.00 (and feature the same provisions of the $14.69 warrants)
▪	1,600,000 Trigger warrants which become warrants with a $14.69 strike price as described above, subject to the certain business performance metrics associated with the Class A Trigger units
―	The total upside package will allow Triangle shareholders to own up to 15,000,000 units subject to the performance of the business, giving it a total potential ownership stake of 50% with no required capital contributions beyond the initial $30mm

Impact to Triangle Budget

▪	The Caliber commitment does not have an impact on Triangle’s FY 2013 budget. The current budget for the period ended January 31, 2013 (“FY 2013”) provides for $25mm of total infrastructure spend, with $20mm reserved for Caliber. Triangle will need to allocate a minimum of $10mm in its FY 2014 budget to meet its obligations, based on the committed drawdown schedule. The committed drawdown schedule provides management with the discretion to decrease infrastructure spend in FY 2014 by up to 60%, while simultaneously lowering completion and LOE costs, increasing efficiency and maintaining the upside of the Caliber system

About Triangle

Triangle (NYSE MKT:TPLM) is a growth oriented energy company with a current strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. Triangle has acquired approximately 86,000 net acres in the Williston Basin. For more information, visit Triangle’s website at www.trianglepetroleum.com.

About First Reserve Corporation and FREIF

Founded in 1983, First Reserve Corporation is a leading global investment firm dedicated to the energy industry with over $23 billion of raised capital since inception. With offices in North America, Europe and Asia, First Reserve is well-positioned to make strategic investments on a global basis across the energy value chain. First Reserve seeks to create value for its investors by applying its deep industry knowledge, decades of investing and operational experience, highly talented management team and powerful network of global relationships to its investments and through active monitoring of its portfolio companies. For additional information, please visit the First Reserve website at www.firstreserve.com.

First Reserve’s FREIF is a $1.23 billion fund focused on energy infrastructure investments, including contracted midstream assets. Since inception, the Fund has made six investments, five of which are in the form of joint ventures with strategic industry partners.

Forward-Looking Statements Disclosure

Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. Factors that could cause differences include, but are not limited to, history of losses; speculative nature of oil and natural gas exploration, particularly in the Bakken Shale and Three Forks formations on which the Company is focused; substantial capital requirements and ability to access additional capital; ability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; relationships with partners and service providers; ability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company's oil and natural gas interests; ability to manage growth in the Company's businesses, including the business of RockPile Energy Services and Caliber Midstream, LP; ability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; ability to market and distribute oil and natural gas produced; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; aboriginal claims; uninsured or underinsured risks; and material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

CONTACTS

For Triangle Petroleum:

Michael Grijalva

VP of Capital Markets

Email: info@trianglepetroleum.com

For First Reserve Corporation:

Caroline Harris

Prosek Partners

Email: charris@prosek.com

Phone: +1 212-279-3115; ext. 222

Michael Henman

Cubitt Consulting

E-mail: michael.henman@cubitt.com

Phone: +44 (0)20 7367 5100

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